Putnam
International
Growth and
Income Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

6-30-02

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FROM THE TRUSTEES

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Dear Fellow Shareholder:

These are unusually challenging times for equity investors and many have sought to cut their losses by getting entirely out of the market. However, for investors who had what they believed was an effective investment program before the markets began their decline and still have several years before they need to make withdrawals, it is our view that this was exactly the wrong thing to do.

History has been on the side of investors who have dared to weather even sustained periods of market retreat. We urge you to remain patient as the current market troubles work themselves out. Of course, it is always a good idea to consult your financial advisor for specific counsel.

Your fund, Putnam International Growth and Income Fund, struggled this year as world markets followed the U.S. market into retreat, especially in the months after the tragic events of last September 11. However, we find it encouraging that the fund outperformed both its benchmark and the average of its peer group. On the following pages, you will find a full discussion of the year's performance and the team's expectations for the future.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
August 21, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam International Value Team

During Putnam International Growth and Income Fund's fiscal year, ended June 30, 2002, global markets remained weak, and for much of the period, followed the downward trend of U.S. markets. News of accounting irregularities, anemic profit recovery, and terrorist threats dampened investor confidence, and resulted in declines across a broad array of market indexes. Your fund lost ground during the period as well. While it is always disappointing to report a negative return, we are gratified that by maintaining our focus on low valuations and strong fundamentals, your fund was able to outperform its benchmark, the Salomon Smith Barney World Ex-US Primary Markets Value Index. In addition, it outperformed the average for its peer group, the Lipper International Funds category. For details, see page 7. We believe that our strategies have been effective in limiting losses and positioning the portfolio to benefit from more favorable market trends.

Total return for 12 months ended 6/30/02

      Class A         Class B         Class C          Class M
    NAV     POP      NAV   CDSC      NAV   CDSC      NAV     POP
-----------------------------------------------------------------------
  -6.25%  -11.62%  -6.91% -11.57%  -6.94% -7.87%   -6.75%  -10.01%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* MANAGEMENT TEAM FOCUSED ON INDIVIDUAL  STOCK SELECTION

As a reminder, we select stocks based on their individual merits, with attractively low valuations being the most important criteria. We also consider the health of a company's balance sheet, the effectiveness of its management, its competitive strategy, its commitment to increasing shareholder value, the company's market share, and the long-term prospects for the company and its industry. To help us separate out those companies whose current valuation and long-term potential compare favorably with the risks they represent, we rely on rigorous fundamental research and analysis.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking                     13.1%

Insurance                   10.0%

Oil and gas                  9.0%

Pharmaceuticals              6.9%

Electric utilities           6.3%

Footnote reads:
*Based on net assets as of 6/30/02. Holdings will vary over time.

Lipper Inc., an independent industry-ranking entity, ranked Putnam International Growth and Income Fund's class A shares in the 22nd percentile and the 14th percentile, respectively, for the 1- and 5-year periods ended 6/30/02 for all international funds it tracked during the period.

Lipper ranked Putnam International Growth and Income Fund's class A shares 172/784 and 53/381 for the 1- and 5-year periods as of 6/30/02 in the International Funds category. The inception date of the fund is 8/1/96 and rankings for longer periods are not available. Lipper Inc. ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


Your fund's stock-focused strategy differentiates it from many other international equity funds that emphasize country weightings and sector allocations. We do not make strategic sector bets or chase performance among global markets. More often than not, the fund's country and sector weightings are incidental to our investment and our conviction in individual stocks. Explaining the fund's return is generally best accomplished by summarizing the performance of the portfolio's individual holdings.

However, it's worth noting that, in an effort to limit risk, we do actively manage the fund's exposure to countries and regions that are experiencing economic, political, or other difficulties. The fund also hedges its positions to limit currency risk.

* SAMSUNG, TAIWAN SEMICONDUCTOR, SUNCOR ENERGY CONTINUED TO PERFORM

Successful value investing requires a long-term outlook and patience while out-of-favor stocks regain their luster in the marketplace. Months or years may pass before the market recognizes the fair value of a stock. Several holdings whose strong performance was highlighted in prior reports continued to appreciate throughout the fiscal period, and once again produced returns that helped the fund outpace its benchmark and the average for its Lipper peer group.

The value of South Korea-based Samsung Electronics Co. had fallen significantly, along with the majority of technology names, after the tech bubble burst in 2000. Yet our valuation research suggested that the stock had the potential to nearly double in value, based on the company's strength in key areas of its business, which includes manufacturing such items as DRAM (dynamic random access memory) chips, flat panel screens, and mobile phones. Throughout the tech sector's downturn, Samsung continued to gain market share, and its stock performed well, eventually meeting our expectations. We took some profits along the way, trimming back our position, although the fund still owns shares, and we believe further appreciation is possible. Taiwan Semiconductor Manufacturing has a similar story. Its stock, too, became undervalued as the technology sector swooned. Yet the company, which manufactures goods for other entities, saw an increase in orders from businesses that preferred to shift capital-intensive manufacturing processes to outside vendors. Strong revenues helped lift the company's stock price, and we trimmed our position to lock in profits during the period.


Fund Profile

Putnam International Growth and Income Fund invests primarily in undervalued stocks of mid- and large-cap foreign companies. It seeks capital growth, with current income as a secondary objective. It may be appropriate for investors seeking exposure to international equities.

Suncor Energy, which has developed a unique method of extracting oil from sand, continued to appreciate over the second half of the fiscal year. The company has achieved a degree of notoriety for its innovative approach, and for the fact that it was able to meet and sustain targeted production levels. During the period, when shares were trading at prices that exceeded our fair valuation estimate for the company, we sold the fund's entire position.

* SOME NEW NAMES FIGURED PROMINENTLY IN RETURNS

Historically, basic materials stocks have been among the first to benefit as the economy recovers from recession. With the economy improving in recent months, the sector has lived up to its reputation, and the portfolio's position in UPM-Kymmene, the world's second-largest commercial paper manufacturer, based in Scandinavia, proved rewarding. Its paper products, manufactured in Europe, the United States, and China, are widely used for magazines, newspapers, direct mail, labels, envelopes, and a variety of other packaging goods. Although shares of the company have gained in value, we believe they may appreciate further, so we continue to hold them.

South African Breweries, as its name implies, is a brewery producing beer and other beverages. It was extremely undervalued and underappreciated because the South African rand had a massive devaluation relative to the British pound and the dollar. This made the company's reported earnings appear weak. In fact, in terms of local currency, the company's earnings have been extremely strong. Its management team, one of the best in the brewing industry, has been successful at expanding sales outside of South Africa. As a result, the company has shed its emerging-markets image and has joined the ranks of mature, global brewers. The stock has appreciated accordingly, and we continue to hold it in the portfolio.

While these stocks, as well as others mentioned in this report, were viewed favorably at the end of the reporting period, all are subject to review in accordance with the fund's investment strategy and our opinion of them may change in the future.

Shares of British American Tobacco (BAT), Australia's Westpac Banking Corporation, and Vivendi-Universal also helped improve the fund's return. In the case of Vivendi, we took profits and sold the fund's position entirely before the stock suffered severe declines late in the period. Relative to our benchmark, our decision to avoid shares of France Telecom -- which, in our opinion was overpriced -- proved beneficial, as the stock lost ground during the period.

* PORTFOLIO HAD SOME NOTABLE DISAPPOINTMENTS

Shares of Misys, a U.K.-based software company, failed to meet our expectations during the fiscal year. We believe the company's strong revenue stream and cash flow generation have been misunderstood by the market and that, in time, the true value of the shares will be recognized. We have seen indications that support our thesis, so we continue to hold shares. In contrast, though Fast Retailing's introduction of low-cost casual apparel to Japanese consumers was revolutionary and initially successful, the company had difficulty keeping up with popular styles while maintaining low price points. We are concerned the company could be entering into a protracted decline, and so we have been selling off the position. Shares of German insurer Allianz performed poorly as investors, whose confidence in conglomerates was waning, disapproved of the firm's investment in Dresdner Bank, and questioned its long-term profitability. We did not fully eliminate the fund's position in Allianz, but we trimmed it considerably.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Novartis AG
Switzerland
Pharmaceuticals

BP PLC
United Kingdom
Oil and gas

Nestle SA
Switzerland
Food

Shell Transport & Trading Co. PLC
United Kingdom
Oil and gas

E.On AG
Germany
Electric utilities

BNP Paribas SA
France
Banking

HSBC Holdings PLC
United Kingdom
Banking

Diageo PLC
United Kingdom
Beverage

Acom Co. Ltd.
Japan
Consumer finance

Barclays PLC
United kingdom
Banking

Footnote reads:
These holdings represent 22.8% of the fund's net assets as of 6/30/02. Portfolio holdings will vary over time.


* VALUE OPPORTUNITIES BECAME MORE ABUNDANT

After months of market declines, stocks of many fine companies are currently attractively priced. In this environment we hope to improve the quality of the portfolio, while positioning it for better performance as global economies gain strength. We anticipate a gradual improvement in corporate profitability and investor confidence in coming months, helped by continued low inflation and stimulative monetary policies, which could spur renewed capital spending. In the months ahead, we will continue to search for the most attractive value opportunities in pursuit of above-average portfolio returns and below-market volatility.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 6/30/02, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments.

The fund is managed by the Putnam International Value Team. The members of the team are Colin Moore (Portfolio Leader), Pamela Holding
(Portfolio Member), George Stairs (Portfolio Member), and Omid Kamshad.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m.  to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 6/30/02

                     Class A        Class B        Class C         Class M
(inception dates)   (8/1/96)       (8/1/96)        (2/1/99)        (8/1/96)
                   NAV    POP     NAV    CDSC     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
1 year           -6.25% -11.62%  -6.91% -11.57%  -6.94%  -7.87%  -6.75% -10.01%
------------------------------------------------------------------------------
5 years          17.12   10.35   12.85   11.24   13.01   13.01   14.18   10.18
Annual average    3.21    1.99    2.45    2.15    2.48    2.48    2.69    1.96
------------------------------------------------------------------------------
Life of fund     48.42   39.89   41.96   40.96   42.27   42.27   44.07   39.01
Annual average    6.91    5.84    6.11    5.98    6.15    6.15    6.37    5.73
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 6/30/02

                     SSB World Ex-US          MSCI World            Consumer
                     PMI Value Index         Ex-US Index*          price index
------------------------------------------------------------------------------
1 year                   -7.12%                -9.42%                 1.01%
------------------------------------------------------------------------------
5 years                   4.08                 -6.47                 12.03
Annual average            0.80                 -1.33                  2.30
------------------------------------------------------------------------------
Life of fund             24.18                  9.39                 14.31
Annual average            3.73                  1.53                  2.29
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period, this fund limited expenses, without which returns would have been lower.

*The benchmark index for Putnam International Growth and Income Fund has changed to Salomon Smith Barney World Ex-US Primary Markets Value Index. Putnam Investment Management changed the benchmark of this fund to more accurately reflect the investment strategy of the fund.

LIPPER INFORMATION:

The average annualized return for the 784 funds in the Lipper
International Funds category over the 12 months ended 6/30/02 was -10.17%. Over the 5-year and Life of fund periods ended 6/30/02, annualized returns for the category were -0.71% and 2.55%, respectively.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT


Cumulative total return of a $10,000 investment since 8/1/96

            Fund's class A      SSB World Ex-US      MSCI World      Consumer price
Date         shares at POP      PMI Value Index      Ex-US Index         Index
8/1/96            9,425              10,000            10,000            10,000
6/30/97          11,945              11,931            11,695            10,204
6/30/98          14,282              13,034            12,432            10,369
6/30/99          15,928              13,798            13,348            10,573
6/30/00          18,253              15,573            15,856            10,967
6/30/01          14,922              13,370            12,077            11,317
6/30/02         $13,989             $12,418           $10,939           $11,431


Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $14,196 ($14,096 at CDSC), and class C shares would have been valued at $14,227 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $14,407 ($13,901 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 6/30/02

                     Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                2            --             1             2
------------------------------------------------------------------------------
Income               $0.030          --          $0.001        $0.008
------------------------------------------------------------------------------
Capital gains           --           --             --            --
------------------------------------------------------------------------------
  Total              $0.030          --          $0.001        $0.008
------------------------------------------------------------------------------
Share value:       NAV     POP      NAV            NAV       NAV     POP
------------------------------------------------------------------------------
6/30/01          $9.39   $9.96     $9.26          $9.35     $9.36   $9.70
------------------------------------------------------------------------------
6/30/02           8.77    9.31      8.62           8.70      8.72    9.04
------------------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

The Salomon Smith Barney World Ex-US Primary Markets Value Index* is an unmanaged index of mostly large- and some small- capitalization stocks from developed countries, excluding the U.S., chosen for their value orientation.

The Morgan Stanley Capital International (MSCI) World Ex-US Index* is an unmanaged index of developed and emerging markets excluding the U.S.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.

*Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Putnam Funds Trust and
Shareholders of Putnam International Growth and Income Fund
(a series of Putnam Funds Trust)

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Growth and Income Fund (the "fund") at June 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 8, 2002



THE FUND'S PORTFOLIO
June 30, 2002

COMMON STOCKS (98.7%) (a)
NUMBER OF SHARES                                                                                              VALUE
Airlines (1.4%)
-------------------------------------------------------------------------------------------------------------------
            189,000 Deutsche Lufthansa AG (Germany)                                                   $   2,649,984
          1,574,500 Qantas Airways, Ltd. (Australia)                                                      4,065,328
            599,100 Singapore Airlines, Ltd. (Singapore)                                                  4,375,221
                                                                                                      -------------
                                                                                                         11,090,533

Automotive (5.7%)
-------------------------------------------------------------------------------------------------------------------
            184,100 Bayerische Motoren Werke (BMW) AG (Germany)                                           7,589,329
            250,800 Denso Corp. (Japan)                                                                   3,919,469
            138,000 Honda Motor Co., Ltd. (Japan)                                                         5,595,995
          1,205,000 Nissan Motor Co., Ltd. (Japan)                                                        8,345,015
            183,000 Peugeot SA (France)                                                                   9,495,480
            367,400 Toyota Motor Corp. (Japan)                                                            9,748,285
                                                                                                      -------------
                                                                                                         44,693,573

Banking (13.1%)
-------------------------------------------------------------------------------------------------------------------
            387,100 Abbey National PLC (United Kingdom)                                                   4,554,340
            655,220 Allied Irish Banks PLC (Ireland)                                                      8,630,503
          1,376,264 Barclays PLC (United Kingdom)                                                        11,577,793
            220,900 BNP Paribas SA (France)                                                              12,214,533
            393,400 Danske Bank A/S (Denmark)                                                             7,245,273
          1,050,800 HSBC Holdings PLC (United Kingdom)                                                   12,082,708
            948,600 Lloyds TSB Group PLC (United Kingdom)                                                 9,440,202
            380,497 National Bank of Canada (Canada)                                                      7,580,917
            525,024 Sanpaolo IMI SpA (Italy)                                                              5,267,032
            136,227 Societe Generale (France)                                                             8,971,853
            859,700 UniCredito Italiano SpA (Italy)                                                       3,887,814
          1,131,600 Westpac Banking Corp. (Australia)                                                    10,315,113
                                                                                                      -------------
                                                                                                        101,768,081

Basic Materials (1.1%)
-------------------------------------------------------------------------------------------------------------------
            183,600 Compagnie de Saint Gobain (France)                                                    8,239,478

Beverage (2.7%)
-------------------------------------------------------------------------------------------------------------------
            909,300 Diageo PLC (United Kingdom)                                                          11,806,788
            142,200 Interbrew (Belgium)                                                                   4,081,669
            613,500 South African Breweries PLC (United Kingdom)                                          4,801,091
                                                                                                      -------------
                                                                                                         20,689,548

Broadcasting (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,489,058 Granada PLC (United Kingdom)                                                          4,229,557

Building Materials (0.8%)
-------------------------------------------------------------------------------------------------------------------
            513,000 Asahi Glass Co., Ltd. (Japan)                                                         3,283,029
            465,600 Hanson PLC (United Kingdom)                                                           3,324,356
                                                                                                      -------------
                                                                                                          6,607,385

Chemicals (1.7%)
-------------------------------------------------------------------------------------------------------------------
             94,000 Akzo-Nobel NV (Netherlands)                                                           4,092,240
            193,800 BASF AG (Germany)                                                                     8,984,264
                                                                                                      -------------
                                                                                                         13,076,504

Commercial and Consumer Services (0.7%)
-------------------------------------------------------------------------------------------------------------------
            528,800 Toppan Printing Co., Ltd. (Japan)                                                     5,497,579

Communications Equipment (1.0%)
-------------------------------------------------------------------------------------------------------------------
            505,206 Nokia OYJ (Finland)                                                                   7,392,815

Conglomerates (0.5%)
-------------------------------------------------------------------------------------------------------------------
            765,100 Brambles Industries Ltd. (Australia)                                                  4,054,014

Construction (1.8%)
-------------------------------------------------------------------------------------------------------------------
            189,615 CRH PLC (Ireland)                                                                     3,173,478
             16,800 Holcim, Ltd. Class B (Switzerland)                                                    3,856,163
             73,900 Lafarge (France)                                                                      7,369,855
                                                                                                      -------------
                                                                                                         14,399,496

Consumer Cyclicals (1.9%)
-------------------------------------------------------------------------------------------------------------------
            295,500 Cie Financier Richemont AG (Switzerland)                                              6,723,131
            323,500 Matsushita Electric Industrial Co. (Japan)                                            4,413,204
             40,300 Swatch Group AG (The) Class B (Switzerland)                                           3,589,024
                                                                                                      -------------
                                                                                                         14,725,359

Consumer Finance (1.5%)
-------------------------------------------------------------------------------------------------------------------
            169,800 Acom Co., Ltd. (Japan)                                                               11,603,354

Consumer Goods (1.4%)
-------------------------------------------------------------------------------------------------------------------
            463,000 KAO Corp. (Japan)                                                                    10,662,328

Consumer Services (0.9%)
-------------------------------------------------------------------------------------------------------------------
            532,900 Deutsche Post AG (Germany)                                                            6,761,483

Electric Utilities (6.3%)
-------------------------------------------------------------------------------------------------------------------
            241,800 Chubu Electric Power, Inc. (Japan)                                                    4,246,884
            988,500 CLP Holdings, Ltd. (Hong Kong)                                                        3,928,704
            253,846 E.On AG (Germany)                                                                    14,788,205
             27,300 Electrabel SA (Belgium)                                                               6,307,709
          1,266,500 Hong Kong Electric Holdings, Ltd. (Hong Kong)                                         4,733,199
            502,700 Iberdrola SA (Spain)                                                                  7,321,398
            231,600 Korea Electric Power Corp. (South Korea)                                              4,242,465
            376,623 Scottish and Southern Energy PLC (United Kingdom)                                     3,725,088
                                                                                                      -------------
                                                                                                         49,293,652

Electrical Equipment (1.0%)
-------------------------------------------------------------------------------------------------------------------
            851,200 ABB, Ltd. (Switzerland) (NON)                                                         7,580,589

Electronics (3.6%)
-------------------------------------------------------------------------------------------------------------------
             82,000 Celestica, Inc. (Canada) (NON)                                                        1,845,647
            113,000 Fuji Soft ABC, Inc. (Japan)                                                           4,553,942
            220,100 Koninklijke (Royal) Philips Electronics NV (Netherlands)                              6,143,827
             28,000 Samsung Electronics Co., Ltd. (South Korea)                                           7,670,275
          1,611,421 Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan) (NON)                           3,284,671
          3,731,000 United Microelectronics Corp. (Taiwan) (NON)                                          4,484,805
                                                                                                      -------------
                                                                                                         27,983,167

Engineering & Construction (0.7%)
-------------------------------------------------------------------------------------------------------------------
            807,500 Saipem SpA (Italy)                                                                    5,804,530

Financial (1.0%)
-------------------------------------------------------------------------------------------------------------------
            998,900 Sampo OYJ Class A (Finland)                                                           7,791,879

Food (5.1%)
-------------------------------------------------------------------------------------------------------------------
            453,900 Cadbury Schweppes PLC (United Kingdom)                                                3,399,920
            107,039 Nestle SA (Switzerland)                                                              24,964,735
          3,071,763 Tesco PLC (United Kingdom)                                                           11,165,060
                                                                                                      -------------
                                                                                                         39,529,715

Household Furniture and Appliances (0.6%)
-------------------------------------------------------------------------------------------------------------------
            224,600 Electrolux AB (Sweden)                                                                4,534,978

Insurance (10.0%)
-------------------------------------------------------------------------------------------------------------------
            215,800 ACE, Ltd. (Bermuda)                                                                   6,819,280
             17,985 Allianz AG (Germany)                                                                  3,601,401
             81,370 Converium Holding AG (Switzerland) (NON)                                              4,205,776
            316,023 Fortis (Belgium) (NON)                                                                6,733,847
            323,048 ING Groep NV (Netherlands)                                                            8,293,417
                900 Millea Holdings, Inc. (Japan) (NON)                                                   7,389,237
             43,954 Muenchener Rueckversicherungs-Gesellschaft AG (Germany)                              10,394,343
            117,200 Sun Life Financial Services of Canada, Inc. (Canada)                                  2,536,970
             70,324 Swiss Reinsurance Co. (Switzerland)                                                   6,877,364
             19,700 Swiss Reinsurance Co. 144A (Switzerland)                                              1,926,569
             77,500 XL Capital, Ltd. Class A (Bermuda)                                                    6,564,250
            629,000 Yasuda Fire & Marine Insurance Company, Ltd. (The) (Japan)                            3,852,199
             41,900 Zurich Financial Services AG (Switzerland)                                            8,462,797
                                                                                                      -------------
                                                                                                         77,657,450

Investment Banking/Brokerage (2.8%)
-------------------------------------------------------------------------------------------------------------------
          1,314,000 Nomura - Topix ETF (Japan)                                                           11,248,761
            128,700 Orix Corp. (Japan)                                                                   10,384,055
                                                                                                      -------------
                                                                                                         21,632,816

Lodging/Tourism (1.5%)
-------------------------------------------------------------------------------------------------------------------
             86,591 Accor SA (France)                                                                     3,511,483
          2,338,800 Hilton Group PLC (United Kingdom)                                                     8,135,586
                                                                                                      -------------
                                                                                                         11,647,069

Manufacturing (0.5%)
-------------------------------------------------------------------------------------------------------------------
            238,500 ThyssenKrupp AG (Germany)                                                             3,650,171

Metals (3.0%)
-------------------------------------------------------------------------------------------------------------------
            370,300 Arcelor (Luxembourg) (NON)                                                            5,254,164
          1,111,800 BHP Billiton PLC (United Kingdom)                                                     6,057,420
            115,800 Companhia Vale do Rio Doce (CVRD) ADR (Brazil) (NON)                                  3,204,186
            144,500 Inco, Ltd. (Canada) (NON)                                                             3,244,789
             50,000 Pohang Iron & Steel Co., Ltd. (South Korea)                                           5,557,868
                                                                                                      -------------
                                                                                                         23,318,427

Oil & Gas (9.0%)
-------------------------------------------------------------------------------------------------------------------
          3,341,460 BP PLC (United Kingdom)                                                              28,059,042
            377,358 ENI SpA (Italy)                                                                       5,987,735
            256,000 Petroleo Brasileiro SA ADR (Brazil)                                                   4,828,160
          2,319,400 Shell Transport & Trading Co. PLC (United Kingdom)                                   17,497,090
            502,400 Statoil ASA (Norway)                                                                  4,487,508
             38,800 Technip-Coflexip SA (France)                                                          4,083,965
             31,630 TotalFinaElf SA Class B (France)                                                      5,134,452
                                                                                                      -------------
                                                                                                         70,077,952

Paper & Forest Products (1.7%)
-------------------------------------------------------------------------------------------------------------------
            154,600 Svenska Cellulosa AB SCA Class B (Sweden)                                             5,502,738
            203,279 UPM-Kymmene OYJ (Finland)                                                             8,000,607
                                                                                                      -------------
                                                                                                         13,503,345

Pharmaceuticals (6.9%)
-------------------------------------------------------------------------------------------------------------------
             89,854 AstraZeneca PLC (United Kingdom)                                                      3,719,222
             66,500 Aventis SA (France)                                                                   4,711,256
            191,000 Daiichi Pharmaceutical Company, Ltd. (Japan)                                          3,490,113
            745,500 Novartis AG (Switzerland)                                                            32,795,386
             67,500 Sanofi-Synthelabo SA (France)                                                         4,105,609
            110,000 Takeda Chemical Industries, Ltd. (Japan)                                              4,827,701
                                                                                                      -------------
                                                                                                         53,649,287

Railroads (0.6%)
-------------------------------------------------------------------------------------------------------------------
             83,600 Canadian National Railway Co. (Canada)                                                4,399,884
                110 East Japan Railway Co. (Japan)                                                          514,894
                                                                                                      -------------
                                                                                                          4,914,778

Retail (2.0%)
-------------------------------------------------------------------------------------------------------------------
          2,829,300 Dixons Group PLC (United Kingdom)                                                     8,246,419
            163,000 Fast Retailing Co., Ltd. (Japan)                                                      3,536,087
            277,900 Next PLC (United Kingdom)                                                             3,947,203
                                                                                                      -------------
                                                                                                         15,729,709

Software (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,035,081 Misys PLC (United Kingdom)                                                            3,817,462

Telecommunications (4.1%)
-------------------------------------------------------------------------------------------------------------------
            800,100 BT Group PLC (United Kingdom)                                                         3,072,768
              4,013 NTT DoCoMo, Inc. (Japan)                                                              9,877,637
            978,200 Portugal Telecom SGPS SA (Portugal)                                                   6,906,004
            148,700 TDC A/S (Denmark)                                                                     4,112,869
            316,300 Telefonica SA (Spain) (NON)                                                           2,654,674
          4,073,261 Vodafone Group PLC (United Kingdom)                                                   5,586,885
                                                                                                      -------------
                                                                                                         32,210,837

Tobacco (1.1%)
-------------------------------------------------------------------------------------------------------------------
            826,200 BAT Industries PLC (United Kingdom)                                                   8,876,858
                                                                                                      -------------
                    Total Common Stocks (cost $768,824,622)                                           $ 768,695,758


UNITS (0.5%) (a) (NON) (cost $4,262,909)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
            100,430 Korea Telecom Corp. Structured Call Warrants
                    (issued by UBS AG) expiration 11/15/02 (South Korea)                              $   4,038,942

SHORT-TERM INVESTMENTS (0.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        5,487,874 Short-term investments held as collateral for loaned securities with yields ranging from 1.78% to 1.98% and due dates ranging from
                    July 1, 2002 to August 26, 2002 (d)                                               $   5,484,540
          1,746,835 Short-term investments held in Putnam commingled cash account with yields ranging from 1.74% to 1.83% and due dates ranging
                    from July 1, 2002 to August 27, 2002 (d)                                              1,746,835
                                                                                                      -------------
                    Total Short-Term Investments (cost $7,231,375)                                    $   7,231,375
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $780,318,906) (b)                                         $ 779,966,075
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $778,914,443.

  (b) The aggregate identified cost on a tax basis is $792,332,984, resulting in gross unrealized appreciation and depreciation of $38,173,399 and $50,540,308, respectively, or net unrealized depreciation of $12,366,909.

(NON) Non-income-producing security.

  (d) See footnote 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at June 30, 2002: (as percentage of Market Value)

           Australia           2.4%
           Belgium             2.2
           Bermuda             1.7
           Brazil              1.0
           Canada              2.5
           Denmark             1.5
           Finland             3.0
           France              8.8
           Germany             7.6
           Hong Kong           1.1
           Ireland             1.5
           Italy               2.7
           Japan              16.4
           Netherlands         2.4
           South Korea         2.8
           Spain               1.3
           Sweden              1.3
           Switzerland        13.1
           Taiwan              1.0
           United Kingdom     22.9
           Other               2.8
                             -----
           Total             100.0%

      The accompanying notes are an integral part of these financial statements.





STATEMENT OF ASSETS AND LIABILITIES
June 30, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $5,215,182 of
securities on loan (identified cost $780,318,906) (Note 1)                     $779,966,075
-------------------------------------------------------------------------------------------
Cash                                                                              2,386,684
-------------------------------------------------------------------------------------------
Foreign currency (cost $4,291,370)                                                4,501,096
-------------------------------------------------------------------------------------------
Dividends and other receivables                                                   2,984,647
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            6,912,757
-------------------------------------------------------------------------------------------
Total assets                                                                    796,751,259

Liabilities
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       10,006,766
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,504,914
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          158,167
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        53,793
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,518
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              550,371
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                5,484,540
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               75,747
-------------------------------------------------------------------------------------------
Total liabilities                                                                17,836,816
-------------------------------------------------------------------------------------------
Net assets                                                                     $778,914,443

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $961,276,910
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      5,506,945
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                 (187,873,805)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                                     4,393
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $778,914,443

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($409,601,707 divided by 46,684,540 shares)                                           $8.77
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $8.77)*                                $9.31
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($310,733,566 divided by 36,066,715 shares)**                                         $8.62
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($25,717,478 divided by 2,955,187)**                                                  $8.70
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($24,750,628 divided by 2,837,637 shares)                                             $8.72
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $8.72)*                                $9.04
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($8,111,064 divided by 922,670 shares)                                                $8.79
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended June 30, 2002
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $2,051,934)                                   $ 17,246,601
-------------------------------------------------------------------------------------------
Interest                                                                            487,300
-------------------------------------------------------------------------------------------
Securities lending                                                                   45,101
-------------------------------------------------------------------------------------------
Total investment income                                                          17,779,002

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  6,045,829
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,661,642
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    30,140
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     15,090
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,043,024
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             3,202,733
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               250,411
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               189,520
-------------------------------------------------------------------------------------------
Amortization of organizational expenses (Note 1)                                      1,332
-------------------------------------------------------------------------------------------
Other                                                                               847,320
-------------------------------------------------------------------------------------------
Total expenses                                                                   13,287,041
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (964,538)
-------------------------------------------------------------------------------------------
Net expenses                                                                     12,322,503
-------------------------------------------------------------------------------------------
Net investment income                                                             5,456,499
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (122,281,556)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (605,189)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                         (36,629)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of  assets and liabilities in
foreign currencies during the year                                                1,633,295
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                       59,879,764
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (61,410,315)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                           $(55,953,816)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                                  Year ended June 30
                                                                        -------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                $  5,456,499          $  6,541,600
-------------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                         (122,923,374)          (56,955,319)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments and
assets and liabilities in foreign currencies                           61,513,059          (156,502,580)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                  (55,953,816)         (206,916,299)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (1,454,170)           (6,265,639)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --            (3,322,008)
-------------------------------------------------------------------------------------------------------
   Class C                                                                 (3,005)             (190,234)
-------------------------------------------------------------------------------------------------------
   Class M                                                                (23,718)             (289,431)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                (15,394)              (37,843)
-------------------------------------------------------------------------------------------------------
  From net realized short-term gain on investments
   Class A                                                                     --           (16,418,692)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --           (13,447,084)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --              (764,029)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --            (1,075,222)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --               (90,511)
-------------------------------------------------------------------------------------------------------
  From net realized long-term gain on investments
   Class A                                                                     --           (29,519,067)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --           (24,176,432)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --            (1,373,645)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --            (1,933,136)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --              (162,730)
-------------------------------------------------------------------------------------------------------
  From return of capital
   Class A                                                                     --            (2,925,341)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --            (1,605,051)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --               (91,845)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --              (138,742)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --               (17,570)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)          (77,382,741)           89,916,642
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (134,832,844)         (220,843,909)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                     913,747,287         1,134,591,196
-------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income of
$5,506,945 and $193,376, respectively)                               $778,914,443          $913,747,287
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended June 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.39       $12.80       $12.59       $12.25       $10.76
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .09          .11          .13          .11          .23
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.68)       (2.33)        1.81          .98         1.78
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.59)       (2.22)        1.94         1.09         2.01
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.03)        (.13)        (.37)        (.25)        (.16)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.00)       (1.36)        (.50)        (.36)
-----------------------------------------------------------------------------------------------------
From return
of capital                                --         (.06)          --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.03)       (1.19)       (1.73)        (.75)        (.52)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.77        $9.39       $12.80       $12.59       $12.25
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (6.25)      (18.25)       16.33         9.87        19.56
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $409,602     $483,057     $582,386     $469,726     $409,456
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.34         1.29         1.28         1.30         1.36
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.03          .99         1.02          .94         1.98
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                142.72       113.10        82.07        88.09        53.57
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended June 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.26       $12.65       $12.49       $12.18       $10.72
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .02          .03          .03          .02          .14
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.66)       (2.29)        1.79          .97         1.78
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.64)       (2.26)        1.82          .99         1.92
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --         (.09)        (.30)        (.18)        (.10)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.00)       (1.36)        (.50)        (.36)
-----------------------------------------------------------------------------------------------------
From return
of capital                                --         (.04)          --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --        (1.13)       (1.66)        (.68)        (.46)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.62        $9.26       $12.65       $12.49       $12.18
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (6.91)      (18.83)       15.41         9.04        18.68
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $310,734     $371,489     $488,654     $445,472     $414,609
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.09         2.04         2.03         2.05         2.11
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)         .28          .23          .25          .19         1.21
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                142.72       113.10        82.07        88.09        53.57
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                                                          For the period
Per-share                                                                  Feb. 1, 1999+
operating performance                         Year ended June 30            to June 30
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.35       $12.75       $12.57       $11.10
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income (a)                .03          .03          .04          .07
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.68)       (2.30)        1.80         1.42
----------------------------------------------------------------------------------------
Total from
investment operations                   (.65)       (2.27)        1.84         1.49
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                         --(d)      (.09)        (.30)        (.02)
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.00)       (1.36)          --
----------------------------------------------------------------------------------------
From return
of capital                                --         (.04)          --           --
----------------------------------------------------------------------------------------
Total distributions                       --        (1.13)       (1.66)        (.02)
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.70        $9.35       $12.75       $12.57
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (6.94)      (18.75)       15.50        13.40*
----------------------------------------------------------------------------------------
Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $25,717      $26,078      $22,903       $9,163
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.09         2.04         2.03          .84*
----------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)         .31          .29          .34          .58*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                142.72       113.10        82.07        88.09
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended June 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.36       $12.76       $12.55       $12.22       $10.74
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .04          .05          .06          .05          .16
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.67)       (2.30)        1.82          .97         1.79
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.63)       (2.25)        1.88         1.02         1.95
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.01)        (.10)        (.31)        (.19)        (.11)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.00)       (1.36)        (.50)        (.36)
-----------------------------------------------------------------------------------------------------
From return
of capital                                --         (.05)          --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.01)       (1.15)       (1.67)        (.69)        (.47)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.72        $9.36       $12.76       $12.55       $12.22
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (6.75)      (18.65)       15.83         9.24        18.95
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $24,751      $29,681      $40,648      $36,291      $38,832
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.84         1.79         1.78         1.80         1.86
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)         .52          .47          .51          .40         1.40
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                142.72       113.10        82.07        88.09        53.57
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
--------------------------------------------------------------
                                                For the period
Per-share                            Year ended  Oct. 2, 2000+
operating performance                 June 30     to June 30
--------------------------------------------------------------
                                        2002         2001
--------------------------------------------------------------
Net asset value,
beginning of period                    $9.39       $11.75
--------------------------------------------------------------
Investment operations:
--------------------------------------------------------------
Net investment income (a)                .11          .12
--------------------------------------------------------------
Net realized and unrealized
gain on investments                     (.67)       (1.28)
--------------------------------------------------------------
Total from
investment operations                   (.56)       (1.16)
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.04)        (.14)
--------------------------------------------------------------
From net realized gain
on investments                            --        (1.00)
--------------------------------------------------------------
From return
of capital                                --         (.06)
--------------------------------------------------------------
Total distributions                     (.04)       (1.20)
--------------------------------------------------------------
Net asset value,
end of period                          $8.79        $9.39
--------------------------------------------------------------
Total return at
net asset value (%)(b)                 (5.91)      (10.90)*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                        $8,111       $3,443
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.09          .77*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.43         1.06*
--------------------------------------------------------------
Portfolio turnover (%)                142.72       113.10
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
June 30, 2002

Note 1
Significant accounting policies

Putnam International Growth and Income Fund ("the fund") is a series of Putnam Funds Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in common stocks that offer potential for capital growth and may invest in stocks that offer potential for current income.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principle exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At June 30, 2002, the value of securities loaned amounted to $5,215,182. The fund received cash collateral of $5,484,540 which is pooled with collateral of other Putnam funds into 32 issuers of high grade short-term investments.

I) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended June 30, 2002, the fund had no borrowings against the line of credit.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 2002, the fund had a capital loss carryover of approximately $151,774,000 available to the extent allowed by tax law to offset future net capital gain, if any, which will expire on June 30, 2010.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, organization costs and realized gains and losses on passive foreign investment companies. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended June 30, 2002, the fund reclassified $1,353,357 to increase undistributed net investment income and $1,303 to decrease paid-in-capital, with an increase to accumulated net realized losses of $1,352,054.

L) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

M) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $64,834. The expenses have been fully amortized on a projected net asset basis over a five year period as of June 30, 2002.


Note 2
Management fee, administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54 % of the next $5 billion, and 0.53% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended, June 30, 2002 the fund's expenses were reduced by $964,538 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,164 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended June 30, 2002, Putnam Retail Management, acting as underwriter received net commissions of $98,238 and $3,208 from the sale of class A and class M shares, respectively, and received $498,265 and $2,894 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended June 30, 2002, Putnam Retail Management, acting as underwriter received $85,228 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended June 30, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,102,975,273 and $1,133,984,953, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At June 30, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                  Year ended June 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 74,219,145       $ 635,627,627
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               173,128           1,380,584
---------------------------------------------------------------------------
                                            74,392,273         637,008,211

Shares repurchased                         (79,150,553)       (683,383,090)
---------------------------------------------------------------------------
Net decrease                                (4,758,280)      $ (46,374,879)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 54,450,707       $ 589,974,418
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             4,811,886          50,602,027
---------------------------------------------------------------------------
                                            59,262,593         640,576,445

Shares repurchased                         (53,327,574)       (580,556,524)
---------------------------------------------------------------------------
Net increase                                 5,935,019       $  60,019,921
---------------------------------------------------------------------------

                                                  Year ended June 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,092,695        $ 60,113,273
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             7,092,695          60,113,273

Shares repurchased                         (11,139,473)        (94,308,836)
---------------------------------------------------------------------------
Net decrease                                (4,046,778)       $(34,195,563)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,099,687        $ 65,181,926
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             3,719,390          38,681,654
---------------------------------------------------------------------------
                                             9,819,077         103,863,580

Shares repurchased                          (8,324,828)        (88,583,325)
---------------------------------------------------------------------------
Net increase                                 1,494,249        $ 15,280,255
---------------------------------------------------------------------------

                                                  Year ended June 30, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,080,379        $ 52,109,779
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                   292               2,447
---------------------------------------------------------------------------
                                             6,080,671          52,112,226

Shares repurchased                          (5,915,151)        (50,936,774)
---------------------------------------------------------------------------
Net increase                                   165,520        $  1,175,452
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,327,205        $ 24,658,527
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               196,168           2,059,772
---------------------------------------------------------------------------
                                             2,523,373          26,718,299

Shares repurchased                          (1,529,923)        (15,982,315)
---------------------------------------------------------------------------
Net increase                                   993,450        $ 10,735,984
---------------------------------------------------------------------------

                                                  Year ended June 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,167,762        $  9,962,884
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 2,808              22,597
---------------------------------------------------------------------------
                                             1,170,570           9,985,481

Shares repurchased                          (1,504,998)        (12,887,539)
---------------------------------------------------------------------------
Net decrease                                  (334,428)       $ (2,902,058)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,235,945        $ 24,395,472
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               314,896           3,305,208
---------------------------------------------------------------------------
                                             2,550,841          27,700,680

Shares repurchased                          (2,565,124)        (28,002,882)
---------------------------------------------------------------------------
Net decrease                                   (14,283)       $   (302,202)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    690,912         $ 6,079,119
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 1,936              15,394
---------------------------------------------------------------------------
                                               692,848           6,094,513

Shares repurchased                            (136,819)         (1,180,206)
---------------------------------------------------------------------------
Net increase                                   556,029         $ 4,914,307
---------------------------------------------------------------------------

                                            For the period October 2, 2000
                                           (commencement of operations) to
                                                             June 30, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    598,797         $ 6,758,202
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                29,461             308,654
---------------------------------------------------------------------------
                                               628,258           7,066,856

Shares repurchased                            (261,617)         (2,884,172)
---------------------------------------------------------------------------
Net increase                                   366,641         $ 4,182,684
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

For the period, interest and dividends from foreign countries were $19,155,671 or $0.214 per share (for all share classes). Taxes paid to foreign countries were $2,051,934 or $0.023 (for all classes of shares).

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.



TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group
Trustee since 1997                 Killian Professor of          (a UK-based holding company
                                   Economics and                 with interests in electric power,
                                   Management and                natural gas distribution, and
                                   Director of the Center        telecommunications networks), and
                                   for Energy and                the Whitehead Institute for
                                   Environmental Policy          Biomedical Research (a non-profit
                                   Research, Massachusetts       research institution). President of the
                                   Institute of Technology       Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 Norske Canada, Inc. (paper
                                                                 manufacturer) and Mail-Well
                                                                 (printing and envelope company).
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer             Companies, Inc. and the United Way
Trustee since 1992                 of Putnam                     of Massachusetts Bay. Member of the
Vice President since 1981          Investments, LLC,             Board of Governors of the Investment
                                   and Putnam Investment         Company Institute, Trustee of the
                                   Management, LLC               Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith (4/13/34),*           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------

1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of June 30, 2002, there were 113 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company
  Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III,
  Lasser, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh &
  McLennan Companies, Inc., the parent company of Putnam Management and Putnam Retail Management.
  George Putnam, III, is the President of your Fund and each of the other Putnam Funds. Lawrence J.
  Lasser has been the President, Chief Executive Officer, and a Director of Putnam Investments, LLC,
  and Putnam Management since 1985, having begun his career there in 1969. Mr. Lasser currently also serves as a Director of Marsh & McLennan Companies, Inc., the parent company of Putnam Management.
  A.J.C. Smith is a Director of Marsh & McLennan Companies, Inc.




OFFICERS

Name, Address, 1 Date of Birth,    Inception of Service
Position(s) Held with Fund         with the Putnam Funds         Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38),       Since 1989                    Managing Director, Putnam Investments,
Executive Vice President,                                        LLC and Putnam Management
Treasurer & Principal
Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam
(12/1/46),                                                       Investments, LLC and Putnam Management
Senior Vice President

Michael T. Healy (1/24/58),        Since 2000                    Managing Director, Putnam
Assistant Treasurer and                                          Investments, LLC
Principal Accounting
Officer

Gordon H. Silver (7/3/47),         Since 1990                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments,
(2/27/63), Vice President                                        LLC and Putnam Management

Ian C. Ferguson (7/3/57),          Since 1997                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Richard G. Leibovitch              Since 1999                    Managing Director of Putnam Investments,
(10/31/63), Vice President                                       LLC and Putnam Management. Prior to
                                                                 February 1999, Managing Director at
                                                                 J.P. Morgan.

Richard A. Monaghan                Since 1998                    Managing Director, Putnam Investments,
(8/25/54),                                                       LLC, Putnam Management and Putnam
Vice President                                                   Retail Management


John R. Verani                     Since 1988                    Senior Vice President, Putnam
(6/11/39),                                                       Investments, LLC and Putnam Management
Vice President

Deborah F. Kuenster                Since 2000                    Managing Director of Putnam Management.
(7/9/58),                                                        Prior to March 1977, Senior Portfolio
Vice President                                                   Manager, Dupont Pension Fund
                                                                 Investment.

Colin Moore                        Since 2000                    Managing Director of Putnam Management.
(6/9/58),                                                        Prior to June 2000, Chief Investment
Vice President                                                   Officer, Rockefeller & Co., Inc.
---------------------------------------------------------------------------------------------------------------

1 The address of each Officer is One Post Office Square, Boston, MA 02109.



THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Balanced Fund *
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Century Growth Fund *
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Technology Fund *
Vista Fund
Voyager Fund
Voyager Fund II

BLEND FUNDS

Asia Pacific Growth Fund *
Capital Appreciation Fund
Capital Opportunities Fund
Emerging Markets Fund *
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
International Growth Fund
International Voyager Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Balanced Retirement Fund *
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund *
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund +


INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund +
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund [SECTION MARK]
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund [SECTION MARK]
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* In anticipation of mergers expected later this year, these funds are closed to new investors.

+ Closed to new investors.

[SECTION MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.



FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen M. Oristaglio
Vice President

Deborah F. Kuenstner
Vice President

Colin Moore
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam International Growth and Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN024-79333  2CE/2CG/2CH  8/02


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam International Growth and Income Fund
Supplement to Annual Report dated 6/30/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 6/30/02

                                                         NAV
1 year                                                 -5.91%
5 years                                                17.76
Annual average                                          3.32
Life of fund (since class A inception, 8/1/96)         49.23
Annual average                                          7.01

Share value:                                             NAV
6/30/01                                                 $9.39
6/30/02                                                 $8.79
----------------------------------------------------------------------------
Distributions:      No.      Income      Capital gains      Total
                     2       $0.041            --          $0.041
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Putnam
Small Cap
Growth Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

6-30-02

[GRAPHIC OMITTED: ZEPHYR CAR]

[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

These are unusually challenging times for equity investors and many have sought to cut their losses by getting entirely out of the market. However, for investors who had what they believed was an effective investment program before the markets began their decline and still have several years before they need to make withdrawals, it is our view that this was exactly the wrong thing to do.

History has been on the side of investors who have dared to weather even sustained periods of market retreat. We urge you to remain patient as the current market troubles work themselves out. Of course, it is always a good idea to consult your financial advisor for specific counsel.

Investors' persistent disaffection with stocks while ignoring a continuing stream of positive economic news is certainly reflected in the results for your fund, Putnam Small Cap Growth Fund, during the fiscal year ended June 30, 2002. Despite posting a loss during the period, the fund's total return since its inception on the last day of 1997 remains firmly in the black. On the following pages, you will find a full discussion of the reasons behind the fund's decline during the fiscal year just ended, as well as Putnam management's view of prospects for the months ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
August 21, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Specialty Growth Team

On April 15, 2002, Putnam Small Cap Growth Fund made its national debut. The fund, which seeks to take advantage of the growth potential of small companies, was first made available to a group of investors within Putnam on December 31, 1997. Since that time, it has established a solid track record, although recently, like most other growth funds, it has been pressured by difficult market conditions. We are pleased to provide shareholders with this annual report, which covers the 12-month period ended June 30, 2002.

For the fiscal year, the fund outperformed its benchmarks, the Russell 2000 Growth Index and the Russell 2500 Growth Index, at net asset value but lagged the average return for its Lipper peer group. This was due in part to sharp declines in the communications services sector and weakness in some pharmaceutical holdings. Despite disappointing results for the one-year period, it is important to note the fund's performance over longer time periods. For example, since its inception on December 31, 1997, the average annual return for the fund's class A shares was 20.27% at net asset value, outperforming both the Russell 2000 Growth Index and the Russell 2500 Growth Index. For complete performance information, please see page 7.

Total return for 12 months ended 6/30/02

      Class A          Class B          Class C           Class M
    NAV     POP       NAV   CDSC       NAV   CDSC       NAV     POP
-----------------------------------------------------------------------
  -23.12%  -27.55%  -23.67% -27.49%  -23.67% -24.43%  -23.50%  -26.19%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Medical technology          10.4%

Retail                      10.0%

Electronics                  9.8%

Health care services         8.4%

Biotechnology                7.9%

Footnote reads:
*Based on net assets as of 6/30/02. Holdings will vary over time.

* FUND SEEKS TO CAPITALIZE ON GROWING  SMALL COMPANIES

Your fund's name reflects its strategy -- it seeks to take advantage of small-cap companies with above-average growth potential. Small companies offer many potential advantages for investors. They tend to be flexible and innovative, and often are able to expand their earnings at faster rates than midsize or large companies. Since small-cap stocks tend to be followed by fewer analysts in the financial industry, they may present opportunities to invest in tomorrow's leaders.

We look for companies that we believe offer sound business models, strong management, and the potential to become market leaders in the future. A key component of this approach is bottom-up stock selection, which focuses on the merits of individual companies, with less emphasis on broad economic trends. The vast small-cap universe contains many profitable companies that are too small to capture Wall Street's attention. With the support of Putnam's global research organization, we strive to find those overlooked companies before they gain wider recognition.

* A DIFFICULT YEAR FOR GROWTH STOCKS

The fiscal year ended June 30, 2002, represented one of the most difficult periods the U.S. financial markets have encountered in decades. When the fiscal year began, the U.S. stock market was struggling with a severe economic slowdown that had become a recession in March 2001. The speed and magnitude of the slowdown had a negative impact on business spending, consumer behavior, and investor sentiment, and led to sharp declines for growth stocks across most industries. Just as some signs of improvement were emerging in late summer 2001, the terrorist attacks of September 11 sent markets to new lows. The attacks forced the U.S. equity markets to close for four consecutive days -- the longest hiatus since the Great Depression -- and in their wake the Dow Jones Industrial Average posted its worst quarterly loss in 14 years.

The final three months of 2001 provided one of the few bright spots in an otherwise dismal year for growth investors. The market environment improved as investors reacted enthusiastically to government efforts to stimulate the economy and positive military reports from Afghanistan. As 2001 came to a close, growth stocks surged. In 2002, however, that rally came to an end, even as the economic picture brightened considerably. Evidence began to emerge that a recovery was underway, but by the midpoint of 2002, the close of your fund's fiscal year, stocks continued to struggle. Investors generally ignored improving economic fundamentals and were overwhelmed with concerns about weak corporate profits, the threat of terrorism, geopolitical instability, and accounting scandals.


Fund Profile

Putnam Small Cap Growth Fund invests mainly in small companies believed to have the potential for strong growth. The fund targets stocks across a range of industry sectors. It may be appropriate for investors who are seeking long-term capital appreciation potential from stocks of small companies.


* COMMUNICATIONS SERVICES, PHARMACEUTICALS DAMPEN RETURNS

During the period, declines in the pharmaceutical and communications services sectors had a negative impact on fund performance. During the fiscal year, communications services stocks -- from the newest wireless and broadband firms to the larger, more established telephone companies -- continued to struggle. In many cases, companies in this sector overestimated consumer demand for their products and services. Many companies spent too much capital, building up inventory just before demand plummeted with the economic slowdown and recession. One of your fund's holdings, Leap Wireless International, Inc., which offers digital wireless phone service under the brand name Cricket, declined sharply during the period. The company has gained fewer customers than it had expected, and has been pressured by competition from other wireless companies that were offering more aggressive pricing promotions. This holding has since been sold from the portfolio. Fund holdings Centillium Communications, Inc., a broadband equipment company, and SBA Communications Corporation, which owns and operates wireless communications towers and has since been sold from the portfolio, also dampened performance during the period.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Career Education Corp.
Schools

FTI Consulting, Inc.
Consumer services

Icon PLC ADR (Ireland)
Health care services

CSK Auto Corp.
Automotive

Serologicals Corp.
Medical technology

Too, Inc.
Retail

The Yankee Candle Company, Inc
Consumer goods

Respironics, Inc.
Medical technology

Waste Connections, Inc.
Waste management

Benchmark Electronics, Inc.
Electronics

Footnote reads:
These holdings represent 15.3% of the fund's net assets as of 6/30/02. Portfolio holdings will vary over time.

Stocks of specialty pharmaceutical companies, which discover and develop innovative drugs and treatments, suffered declines during the fiscal year. The Food and Drug Administration (FDA) has been much more stringent in its drug-approval process, which has hurt these companies because they rely on successful clinical trials to gain investor confidence. During the period, some highly publicized court cases and problems with clinical trials led to negative investor sentiment toward the entire biotechnology sector. Two fund holdings affected by this trend were Inspire Pharmaceuticals, Inc. and Noven Pharmaceuticals, Inc. As of the close of the fiscal year, these holdings were no longer part of the portfolio.

* RETAIL STOCKS DELIVERED STRENGTH

Despite the market turbulence, a number of stocks in your fund's portfolio held their own. Although investors were nervous about the corporate profit outlook, people continued spending at a healthy rate throughout the first half of calendar 2002. Among the fund's strongest retail holdings were Restoration Hardware, Inc., The Yankee Candle Company, Inc., and The Wet Seal, Inc., a clothing retailer. Outside the retail sector, positive contributions came from FTI Consulting, Inc., a business consulting company, and Career Education Corp., which offers career-oriented degree programs on 42 campuses. While these holdings, and others discussed in this report, were viewed favorably at the end of the fiscal period, all are subject to review in accordance with the fund's investment strategy and may vary in the future.

* LONG-TERM PERSPECTIVE REMAINS ESSENTIAL

Although fiscal 2002 has been a challenging year for growth stocks, we believe that recent market conditions may present attractive opportunities for small-cap growth investing over the long term. According to Mutual Funds magazine (February 2002), in the nine recessions since World War II, small-cap stocks have returned an average of more than 45% for the one-year period starting three months before the end of each recession. Of course, this historical pattern is no guarantee of future small-cap stock performance. In addition, the continued low-interest-rate environment may be beneficial for small companies, which often need to borrow money in order to expand.

Although more volatility appears likely, we believe that investors with patience and a long-term perspective will be rewarded when we return to a more favorable environment for growth stocks. In the meantime, we will continue to seek promising small-cap companies that we believe have solid long-term growth prospects.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 6/30/02, there is no guarantee the fund will continue to hold these securities in the future. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.

The fund is managed by the Putnam Specialty Growth Team. The members of the team are Anthony Sellitto (Portfolio Leader), Roland Gillis
(Portfolio Member), Daniel Miller (Portfolio Member), Richard Weed (Portfolio Member), Dana Clark, Kenneth Doerr, Michael Mufson, Margery Parker, and Eric Wetlaufer.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 6/30/02

                    Class A       Class B          Class C         Class M
(inception dates) (12/31/97)     (3/18/02)        (3/18/02)       (3/18/02)
                 NAV      POP    NAV   CDSC       NAV   CDSC     NAV     POP
------------------------------------------------------------------------------
1 year         -23.12% -27.55% -23.67% -27.49% -23.67% -24.43%  -23.50% -26.19%
------------------------------------------------------------------------------
Life of fund   129.43  116.20  121.88  119.88  121.88  121.88   124.36  116.63
Annual average  20.27   18.69   19.38   19.14   19.38   19.38    19.67   18.74
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 6/30/02

                     Russell 2000          Russell 2500            Consumer
                     Growth Index          Growth Index           price index
------------------------------------------------------------------------------
1 year                 -25.00%               -25.72%                 1.01%
------------------------------------------------------------------------------
Life of fund           -14.62                 -1.84                 11.06
Annual average          -3.45                 -0.41                  2.36
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of this period this fund was sold on a limited basis with limited assets and expenses were limited. Had expenses not been limited, returns would have been lower.




[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 12/31/97

                 Fund's class A       Russell 2000       Russell 2500      Consumer price
Date              shares at POP       Growth Index       Growth Index          index
12/31/97              9,425             10,000             10,000             10,000
6/30/98              11,663             10,681             10,695             10,074
12/31/98             12,612             10,253             10,429             10,161
6/30/99              16,634             11,567             12,054             10,272
12/31/99             32,255             14,671             16,216             10,433
6/30/00              33,604             14,851             17,382             10,655
12/30/00             26,938             11,380             13,607             10,785
6/30/01              28,123             11,385             13,214             10,995
12/31/01             26,736             10,330             12,133             10,958
6/30/02             $21,620             $8,538             $9,816            $11,106

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $22,188 ($21,988 with the contingent deferred sales charge); a $10,000 investment in the fund's class C shares would have been valued at $22,188 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $22,436 ($21,663 at public offering price). See first page of performance section for performance calculation method.



PRICE AND DISTRIBUTION* INFORMATION 12 MONTHS ENDED 6/30/02

                  Class A        Class B        Class C        Class M
------------------------------------------------------------------------------
Share value:    NAV     POP        NAV            NAV        NAV     POP
------------------------------------------------------------------------------
6/30/01        $19.46  $20.65       --             --         --      --
------------------------------------------------------------------------------
3/18/02            --      --   $17.78         $17.78     $17.78  $18.42
------------------------------------------------------------------------------
6/30/02         14.96   15.87    14.93          14.93      14.94   15.48
------------------------------------------------------------------------------
*The fund made no distributions during the period.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Russell 2000 Growth Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

Russell 2500 Growth Index is an unmanaged index of the smallest 2500 companies in the Russell 3000 Index chosen for their growth orientation.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Putnam Funds Trust and
Shareholders of Putnam Small Cap Growth Fund
(a series of Putnam Funds Trust)

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Small Cap Growth Fund (the "fund") June 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 9, 2002



THE FUND'S PORTFOLIO
June 30, 2002

COMMON STOCKS (98.3%) (a)
NUMBER OF SHARES                                                                                              VALUE
Aerospace and Defense (1.9%)
-------------------------------------------------------------------------------------------------------------------
                452 Alliant Techsystems, Inc. (NON)                                                   $      28,806
              6,300 Anaren Microwave, Inc. (NON)                                                             54,432
              7,300 DRS Technologies, Inc. (NON)                                                            312,075
              4,800 Engineered Support Systems, Inc.                                                        251,040
              3,100 MTC Technologies, Inc. (NON)                                                             58,900
                                                                                                      -------------
                                                                                                            705,253

Airlines (0.5%)
-------------------------------------------------------------------------------------------------------------------
             22,500 Mesa Air Group, Inc. (NON)                                                              207,000

Automotive (1.9%)
-------------------------------------------------------------------------------------------------------------------
              7,600 Asbury Automotive Group, Inc. (NON)                                                     103,360
                157 Carlisle Companies, Inc.                                                                  7,062
             39,500 CSK Auto Corp. (NON)                                                                    550,630
                204 Group 1 Automotive, Inc. (NON)                                                            7,783
                633 Sonic Automotive, Inc. (NON)                                                             16,300
                 63 SPX Corp. (NON)                                                                           7,403
                                                                                                      -------------
                                                                                                            692,538

Banking (1.2%)
-------------------------------------------------------------------------------------------------------------------
             14,700 Boston Private Financial Holdings, Inc.                                                 363,678
              2,000 Brookline Bancorp, Inc.                                                                  50,600
              1,295 New York Community Bancorp, Inc.                                                         34,551
                                                                                                      -------------
                                                                                                            448,829

Beverage (0.1%)
-------------------------------------------------------------------------------------------------------------------
                800 Constellation Brands, Inc. Class A (NON)                                                 25,600

Biotechnology (7.9%)
-------------------------------------------------------------------------------------------------------------------
              5,800 Alexion Pharmaceuticals, Inc. (NON)                                                      87,870
             11,400 Amylin Pharmaceuticals, Inc. (NON)                                                      124,716
             11,000 BioMarin Pharmaceuticals, Inc. (NON)                                                     57,409
              1,100 Celgene Corp. (NON)                                                                      16,830
             27,200 Connetics Corp. (NON)                                                                   351,397
              5,700 Cryolife, Inc. (NON)                                                                     91,542
             55,000 Discovery Laboratories, Inc. (NON)                                                       96,250
             26,600 ILEX Oncology, Inc. (NON)                                                               374,794
             15,800 InterMune, Inc. (NON)                                                                   333,380
              1,205 Invitrogen Corp. (NON)                                                                   38,572
             25,742 Ligand Pharmaceuticals, Inc. Class B (NON)                                              373,259
              3,808 Nabi Biopharmaceuticals (NON)                                                            18,012
             10,800 NPS Pharmaceuticals, Inc. (NON)                                                         165,456
             38,800 OraPharma, Inc. (NON)                                                                   178,480
             21,500 Progenics Pharmaceuticals, Inc. (NON)                                                   264,235
             11,100 Scios, Inc. (NON)                                                                       339,771
              1,100 SICOR, Inc. (NON)                                                                        20,394
              9,500 Triangle Pharmaceuticals, Inc. (NON)                                                     25,745
                                                                                                      -------------
                                                                                                          2,958,112

Broadcasting (3.0%)
-------------------------------------------------------------------------------------------------------------------
                157 Cox Radio, Inc. Class A (NON)                                                             3,784
             14,900 Cumulus Media, Inc. Class A (NON)                                                       205,322
              5,100 Lin TV Corp. Class A (NON)                                                              137,904
             21,000 Radio One, Inc. Class D (NON)                                                           312,270
             32,600 Regent Communications, Inc. (NON)                                                       230,123
             10,000 Salem Communications Corp. Class A (NON)                                                248,700
                                                                                                      -------------
                                                                                                          1,138,103

Commercial and Consumer Services (2.9%)
-------------------------------------------------------------------------------------------------------------------
             14,600 CoStar Group, Inc. (NON)                                                                299,738
             11,300 Gaiam, Inc. (NON)                                                                       165,432
                666 John H. Harland Co.                                                                      18,781
              1,863 Right Managment Consultants (NON)                                                        48,995
              6,500 Strayer Education, Inc.                                                                 413,400
             15,614 Sykes Enterprises, Inc. (NON)                                                           125,849
                687 Viad Corp.                                                                               17,862
                                                                                                      -------------
                                                                                                          1,090,057

Communications Equipment (0.4%)
-------------------------------------------------------------------------------------------------------------------
              4,500 Arris Group, Inc. (NON)                                                                  20,160
              1,800 Inter-Tel, Inc.                                                                          30,528
             46,100 Sonus Networks, Inc. (NON)                                                               93,122
                                                                                                      -------------
                                                                                                            143,810

Computers (4.2%)
-------------------------------------------------------------------------------------------------------------------
              6,300 Acclaim Entertainment, Inc. (NON)                                                        22,239
             11,400 Avocent Corp. (NON)                                                                     181,488
              1,100 Bel Fuse, Inc. Class B                                                                   29,755
              2,000 Checkpoint Systems, Inc. (NON)                                                           23,400
              6,263 Emulex Corp. (NON)                                                                      140,980
             15,800 Insight Enterprises, Inc. (NON)                                                         398,002
             21,120 Magma Design Automation, Inc. (NON)                                                     354,816
             28,200 McDATA Corp. Class A (NON)                                                              248,442
             10,300 Synaptics, Inc. (NON)                                                                    77,662
              1,490 Take-Two Interactive Software, Inc. (NON)                                                30,679
              4,000 Universal Electronics, Inc. (NON)                                                        59,840
                                                                                                      -------------
                                                                                                          1,567,303

Consumer Finance (--%)
-------------------------------------------------------------------------------------------------------------------
              2,200 World Acceptance Corp. (NON)                                                             18,480

Consumer Goods (1.5%)
-------------------------------------------------------------------------------------------------------------------
              1,200 Blyth Industries, Inc.                                                                   37,464
             19,500 Yankee Candle Company, Inc. (The) (NON)                                                 528,255
                                                                                                      -------------
                                                                                                            565,719

Consumer Services (2.1%)
-------------------------------------------------------------------------------------------------------------------
             19,450 FTI Consulting, Inc. (NON)                                                              680,945
                517 Hotels.com Class A (NON)                                                                 21,833
              2,400 SRA Intl., Inc. Class A (NON)                                                            64,752
                                                                                                      -------------
                                                                                                            767,530

Electrical Equipment (1.5%)
-------------------------------------------------------------------------------------------------------------------
             14,900 Electro Scientific Industries, Inc. (NON)                                               362,070
              8,900 Powell Industries, Inc. (NON)                                                           215,825
                                                                                                      -------------
                                                                                                            577,895

Electronics (9.8%)
-------------------------------------------------------------------------------------------------------------------
             17,786 Benchmark Electronics, Inc. (NON)                                                       515,794
              4,600 Brooks-PRI Automation, Inc. (NON)                                                       117,576
             45,100 Centillium Communications, Inc. (NON)                                                   393,272
              1,480 Cypress Semiconductor Corp. (NON)                                                        22,466
             21,000 Exar Corp. (NON)                                                                        414,120
              2,575 Integrated Circuit Systems, Inc. (NON)                                                   51,989
             23,400 Integrated Silicon Solutions, Inc. (NON)                                                208,728
                633 Itron, Inc. (NON)                                                                        16,604
              5,000 Marvell Technology Group, Ltd. (Bermuda) (NON)                                           99,450
              2,400 Microchip Technology, Inc. (NON)                                                         65,832
             27,000 Monolithic System Technology, Inc. (NON)                                                297,270
              6,220 Nu Horizons Electronics Corp. (NON)                                                      51,564
              3,700 Oak Technology, Inc. (NON)                                                               16,761
             20,500 Power Integrations, Inc. (NON)                                                          371,460
             32,600 Silicon Image, Inc. (NON)                                                               199,512
              9,500 Silicon Laboratories, Inc. (NON)                                                        265,905
             37,300 Skyworks Solutions, Inc. (NON)                                                          207,015
                392 Storage Technology Corp. (NON)                                                            6,260
              1,800 Trimble Navigation, Ltd. (NON)                                                           27,900
             41,100 Valence Technology, Inc. (NON)                                                           56,718
              1,456 Varian Semiconductor Equipment (NON)                                                     49,402
             30,900 Vital Images, Inc. (NON)                                                                200,850
                                                                                                      -------------
                                                                                                          3,656,448

Energy (0.9%)
-------------------------------------------------------------------------------------------------------------------
             68,400 Grey Wolf, Inc. (NON)                                                                   279,756
              1,633 Key Energy Services, Inc. (NON)                                                          17,147
              1,266 Unit Corp. (NON)                                                                         21,965
              1,400 Veritas DGC, Inc. (NON)                                                                  17,640
                                                                                                      -------------
                                                                                                            336,508

Energy (Oil Field) (0.1%)
-------------------------------------------------------------------------------------------------------------------
              1,200 Holly Corp.                                                                              20,100

Financial (1.3%)
-------------------------------------------------------------------------------------------------------------------
              2,240 eSpeed, Inc. Class A (NON)                                                               24,438
              4,900 Federal Agriculture Mortgage Corp. Class C (NON)                                        130,830
             11,000 Intercept Group, Inc. (NON)                                                             227,908
              2,076 New Century Financial Corp.                                                              72,598
              1,200 WFS Financial, Inc. (NON)                                                                32,892
                                                                                                      -------------
                                                                                                            488,666

Food (0.8%)
-------------------------------------------------------------------------------------------------------------------
              3,800 International Multifoods Corp.                                                           98,800
             10,300 Peet's Coffee & Tea, Inc. (NON)                                                         189,623
                                                                                                      -------------
                                                                                                            288,423

Gaming & Lottery (0.7%)
-------------------------------------------------------------------------------------------------------------------
              1,543 Ameristar Casinos, Inc. (NON)                                                            44,840
              1,492 GTECH Holdings Corp. (NON)                                                               38,106
              9,400 Shuffle Master, Inc. (NON)                                                              172,678
                                                                                                      -------------
                                                                                                            255,624

Health Care Services (8.4%)
-------------------------------------------------------------------------------------------------------------------
              1,714 aaiPharma, Inc. (NON)                                                                    38,531
              6,525 Accredo Health, Inc. (NON)                                                              301,064
                641 AmerisourceBergen Corp.                                                                  48,716
              8,300 AmSurg Corp. (NON)                                                                      217,958
              1,067 Apria Healthcare Group, Inc. (NON)                                                       23,901
              1,336 Caremark Rx, Inc. (NON)                                                                  22,044
             14,200 Centene Corp. (NON)                                                                     439,916
              6,200 Cross Country, Inc. (NON)                                                               234,360
                787 DaVita, Inc. (NON)                                                                       18,731
              1,100 Express Scripts, Inc. Class A (NON)                                                      55,121
                667 Fisher Scientific International, Inc. (NON)                                              18,676
                704 Henry Schein, Inc. (NON)                                                                 31,328
              2,659 Hooper Holmes, Inc.                                                                      21,272
             19,700 Icon PLC ADR (Ireland) (NON)                                                            561,450
             16,850 Magellan Health Services, Inc. (NON)                                                     16,850
                703 Mid Atlantic Medical Services, Inc. (NON)                                                22,039
              3,900 Odyssey Healthcare, Inc. (NON)                                                          141,375
                862 Oxford Health Plans, Inc. (NON)                                                          40,049
             18,100 Pediatrix Medical Group, Inc. (NON)                                                     452,500
              1,837 Select Medical Corp. (NON)                                                               28,767
                632 Syncor International Corp. (NON)                                                         19,908
             19,250 US Physical Therapy, Inc. (NON)                                                         390,968
                                                                                                      -------------
                                                                                                          3,145,524

Homebuilding (0.1%)
-------------------------------------------------------------------------------------------------------------------
                147 NVR, Inc. (NON)                                                                          47,481

Household Furniture and Appliances (0.2%)
-------------------------------------------------------------------------------------------------------------------
                504 Genlyte Group, Inc. (The) (NON)                                                          20,478
              1,189 Maytag Corp.                                                                             50,711
                                                                                                      -------------
                                                                                                             71,189

Insurance (0.2%)
-------------------------------------------------------------------------------------------------------------------
                800 Brown & Brown, Inc.                                                                      25,200
              1,400 Hilb, Rogal & Hamilton Co.                                                               63,350
                                                                                                      -------------
                                                                                                             88,550

Lodging/Tourism (--%)
-------------------------------------------------------------------------------------------------------------------
                675 Choice Hotels International, Inc. (NON)                                                  13,507

Machinery (0.9%)
-------------------------------------------------------------------------------------------------------------------
              1,541 AGCO Corp. (NON)                                                                         30,050
              7,400 FLIR Systems, Inc. (NON)                                                                310,578
                                                                                                      -------------
                                                                                                            340,628

Manufacturing (0.1%)
-------------------------------------------------------------------------------------------------------------------
                153 Nordson Corp.                                                                             3,773
              1,568 Shaw Group, Inc. (NON)                                                                   48,138
                                                                                                      -------------
                                                                                                             51,911

Medical Technology (10.4%)
-------------------------------------------------------------------------------------------------------------------
             17,800 American Medical Systems Holdings, Inc. (NON)                                           357,068
                385 Beckman Coulter, Inc.                                                                    19,212
              1,027 Bio-Rad Laboratories, Inc. Class A (NON)                                                 46,739
             10,300 Biosite Diagnostics, Inc. (NON)                                                         289,945
              5,750 Cantel Medical Corp. (NON)                                                              105,800
              3,500 Charles River Laboratories International, Inc. (NON)                                    122,675
             12,000 Conceptus, Inc. (NON)                                                                   197,880
             19,100 Epix Medical, Inc. (NON)                                                                201,505
             12,500 Igen, Inc. (NON)                                                                        393,750
             23,700 Intermagnetics General Corp. (NON)                                                      478,740
              5,300 Kyphon, Inc. (NON)                                                                       77,274
             16,300 Merit Medical Systems, Inc. (NON)                                                       336,269
                224 Millipore Corp.                                                                           7,164
             15,500 Respironics, Inc. (NON)                                                                 527,775
             29,900 Serologicals Corp. (NON)                                                                546,871
              6,200 SurModics, Inc. (NON)                                                                   161,138
                294 Varian Medical Systems, Inc. (NON)                                                       11,922
                                                                                                      -------------
                                                                                                          3,881,727

Metals (0.1%)
-------------------------------------------------------------------------------------------------------------------
              1,600 Century Aluminum Co.                                                                     23,824

Office Equipment & Supplies (0.5%)
-------------------------------------------------------------------------------------------------------------------
              8,350 Quixote Corp.                                                                           141,533
                500 Scansource, Inc. (NON)                                                                   30,705
                                                                                                      -------------
                                                                                                            172,238

Oil & Gas (0.8%)
-------------------------------------------------------------------------------------------------------------------
              2,241 Chesapeake Energy Corp. (NON)                                                            16,135
                800 Frontier Oil Corp.                                                                       14,080
                500 Houston Exploration Co. (NON)                                                            14,500
              1,633 Oil States International, Inc. (NON)                                                     19,433
                625 Patina Oil & Gas Corp.                                                                   17,144
              1,905 Universal Compression Holdings, Inc. (NON)                                               45,701
              5,700 W-H Energy Services, Inc. (NON)                                                         126,312
              1,500 XTO Energy, Inc.                                                                         30,900
                                                                                                      -------------
                                                                                                            284,205

Pharmaceuticals (1.0%)
-------------------------------------------------------------------------------------------------------------------
                281 Barr Laboratories, Inc. (NON)                                                            17,852
              7,300 First Horizon Pharmaceutical Corp. (NON)                                                151,037
                 80 Medicis Pharmaceutical Corp. Class A (NON)                                                3,421
              1,899 Pharmaceutical Resources, Inc. (NON)                                                     52,754
              9,100 Salix Pharmaceuticals, Ltd. (NON)                                                       138,866
                                                                                                      -------------
                                                                                                            363,930

Publishing (0.1%)
-------------------------------------------------------------------------------------------------------------------
                560 Lee Enterprises, Inc.                                                                    19,600

Real Estate (0.1%)
-------------------------------------------------------------------------------------------------------------------
              1,000 Meritage Corp. (NON)                                                                     45,650

Restaurants (0.9%)
-------------------------------------------------------------------------------------------------------------------
             10,500 California Pizza Kitchen, Inc. (NON)                                                    260,400
              1,092 Darden Restaurants, Inc.                                                                 26,972
                904 Papa John's International, Inc. (NON)                                                    30,185
                                                                                                      -------------
                                                                                                            317,557

Retail (10.0%)
-------------------------------------------------------------------------------------------------------------------
             17,000 99 Cents Only Stores (NON)                                                              436,050
              3,700 Ashworth, Inc. (NON)                                                                     33,337
              3,600 Bebe Stores, Inc. (NON)                                                                  73,044
              8,600 Big 5 Sporting Goods Corp. (NON)                                                        122,894
              1,900 Big Lots, Inc.                                                                           37,392
              1,621 Blockbuster, Inc. Class A                                                                43,605
             10,500 Charlotte Russe Holding, Inc. (NON)                                                     234,465
              8,350 Chico's FAS, Inc. (NON)                                                                 303,272
              1,317 DEB Shops, Inc.                                                                          44,487
              7,200 Gart Sports Co. (NON)                                                                   205,128
             10,400 Guitar Center, Inc. (NON)                                                               192,920
             13,600 Hancock Fabrics, Inc.                                                                   252,688
             16,000 Men's Wearhouse, Inc. (The) (NON)                                                       408,000
              2,567 NBTY, Inc. (NON)                                                                         39,737
                931 PETsMART, Inc. (NON)                                                                     14,849
              2,805 Pier 1 Imports, Inc.                                                                     58,905
                276 Rent-A-Center, Inc. (NON)                                                                16,011
             32,800 Restoration Hardware, Inc. (NON)                                                        290,280
             17,500 Too, Inc. (NON)                                                                         539,000
              4,500 Tweeter Home Entertainment Group, Inc. (NON)                                             73,530
             10,625 Wet Seal, Inc. (The) (NON)                                                              258,188
              1,482 Williams-Sonoma, Inc. (NON)                                                              45,438
                                                                                                      -------------
                                                                                                          3,723,220

Schools (2.1%)
-------------------------------------------------------------------------------------------------------------------
             16,200 Career Education Corp. (NON)                                                            729,000
              1,900 ITT Educational Services, Inc. (NON)                                                     41,420
                                                                                                      -------------
                                                                                                            770,420

Semiconductor (4.6%)
-------------------------------------------------------------------------------------------------------------------
             13,000 Advanced Energy Industries, Inc. (NON)                                                  288,340
             14,700 ASM International NV (Netherlands) (NON)                                                253,722
              3,800 ChipPAC, Inc. (NON)                                                                      23,484
              4,200 Helix Technology Corp.                                                                   86,520
                661 LAM Research Corp. (NON)                                                                 11,885
             13,700 Mykrolis Corp. (NON)                                                                    161,797
             17,800 Nanometrics, Inc. (NON)                                                                 282,646
             12,500 Photon Dynamics, Inc. (NON)                                                             375,000
             13,200 Photronics, Inc. (NON)                                                                  250,008
                                                                                                      -------------
                                                                                                          1,733,402

Shipping (2.8%)
-------------------------------------------------------------------------------------------------------------------
             17,799 Heartland Express, Inc. (NON)                                                           425,930
             19,550 Knight Transportation, Inc. (NON)                                                       453,365
              4,800 USFreightways Corp.                                                                     181,776
                                                                                                      -------------
                                                                                                          1,061,071

Software (4.2%)
-------------------------------------------------------------------------------------------------------------------
                481 Activision, Inc. (NON)                                                                   13,978
                828 Autodesk, Inc.                                                                           10,971
             21,500 Chordiant Software, Inc. (NON)                                                           41,925
             21,000 Concord Communications, Inc. (NON)                                                      346,080
              7,400 Documentum, Inc. (NON)                                                                   88,800
             10,900 Embarcadero Technologies, Inc. (NON)                                                     67,362
                253 FileNET Corp. (NON)                                                                       3,669
                190 Hyperion Solutions Corp. (NON)                                                            3,465
             64,200 I-many, Inc. (NON)                                                                      176,486
              2,133 Inet Technologies, Inc. (NON)                                                            14,398
              7,200 Manhattan Associates, Inc. (NON)                                                        231,552
             53,100 Matrixone, Inc. (NON)                                                                   323,910
              1,375 Network Associates, Inc. (NON)                                                           26,496
              2,100 Roxio, Inc. (NON)                                                                        15,120
              1,988 Sybase, Inc. (NON)                                                                       20,973
              2,900 Systems & Computer Technology Corp. (NON)                                                39,179
              6,400 Verisity, Ltd. (NON)                                                                    110,976
                303 Verity, Inc. (NON)                                                                        3,360
              4,200 webMethods, Inc. (NON)                                                                   41,580
                                                                                                      -------------
                                                                                                          1,580,280

Technology Services (2.2%)
-------------------------------------------------------------------------------------------------------------------
              1,600 Checkfree Corp. (NON)                                                                    25,024
             21,900 Inforte Corp. (NON)                                                                     217,248
             72,727 InteliData Technologies Corp. (acquired 11/27/01, cost $199,999) (RES) (NON)             96,727
              6,500 Management Network Group, Inc. (The) (NON)                                               15,080
            111,300 Online Resources Corp. (NON)                                                            356,160
              1,863 Overture Services, Inc. (NON)                                                            45,457
             11,700 Plumtree Software, Inc. (NON)                                                            58,266
                                                                                                      -------------
                                                                                                            813,962

Telecommunications (2.3%)
-------------------------------------------------------------------------------------------------------------------
             50,406 Boston Communications Group (NON)                                                       405,264
             16,200 Intrado, Inc. (NON)                                                                     313,632
              2,639 Price Communications Corp. (NON)                                                         42,224
             44,300 Sirenza Microdevices, Inc. (NON)                                                         89,486
                                                                                                      -------------
                                                                                                            850,606

Textiles (1.1%)
-------------------------------------------------------------------------------------------------------------------
             24,300 Wolverine World Wide, Inc.                                                              424,035

Toys (0.1%)
-------------------------------------------------------------------------------------------------------------------
                980 Action Performance Companies, Inc. (NON)                                                 30,968

Transaction Processing (0.1%)
-------------------------------------------------------------------------------------------------------------------
              2,400 eFunds Corp. (NON)                                                                       22,774

Transportation (0.9%)
-------------------------------------------------------------------------------------------------------------------
             17,800 UTI Worldwide, Inc.                                                                     351,906

Waste Management (1.4%)
-------------------------------------------------------------------------------------------------------------------
             16,600 Waste Connections, Inc. (NON)                                                           518,584
                                                                                                      -------------
                    Total Common Stocks (cost $39,186,985)                                            $  36,700,747


WARRANTS (--%) (a) (NON) (cost $--)                                                       EXPIRATION
NUMBER OF WARRANTS                                                                        DATE                VALUE
-------------------------------------------------------------------------------------------------------------------
                  1 InteliData Technologies Corp.
                    (acquired 11/27/01, cost $--) (RES)                                   11/28/03    $           1

SHORT-TERM INVESTMENTS (6.6%) (a) (cost $2,453,791)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         2,453,791 Short-term investments held in Putnam commingled cash account with yields ranging from 1.74% to 1.83% and due dates ranging
                    from July 1, 2002 to August 27, 2002 (d)                                          $   2,453,791
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $41,640,776) (b)                                          $  39,154,539
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $37,336,394.

  (b) The aggregate identified cost on a tax basis is $41,930,636, resulting in gross unrealized appreciation and depreciation of $2,483,628 and $5,259,725, respectively, or net unrealized depreciation of $2,776,097.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at June 30, 2002 was $96,728 or 0.3% of net assets.

  (d) See footnote 1 to the financial statements.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
June 30, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$41,640,776) (Note 1)                                                           $39,154,539
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                             5,490
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              482,061
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                      413,347
-------------------------------------------------------------------------------------------
Total assets                                                                     40,055,437

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  2,524,906
-------------------------------------------------------------------------------------------
Payable for shares of fund repurchased                                              103,560
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                         24,109
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           31,437
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                         2,453
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            788
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               19,952
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               11,838
-------------------------------------------------------------------------------------------
Total liabilities                                                                 2,719,043
-------------------------------------------------------------------------------------------
Net assets                                                                      $37,336,394

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                 $42,088,741
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (2,266,110)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                       (2,486,237)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                     $37,336,394

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($27,016,923 divided by 1,805,961 shares)                                            $14.96
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $14.96)*                              $15.87
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class B share
($8,794,187 divided by 588,960 shares)**                                             $14.93
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class C share
($1,155,462 divided by 77,374 shares)**                                              $14.93
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($369,822 divided by 24,749 shares)                                                  $14.94
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $14.94)*                              $15.48
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended June 30, 2002
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                        $    24,543
-------------------------------------------------------------------------------------------
Dividends                                                                            10,096
-------------------------------------------------------------------------------------------
Total investment income                                                              34,639
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    200,894
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       93,180
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     2,012
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      1,256
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                14,105
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                11,640
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                 1,607
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                   542
-------------------------------------------------------------------------------------------
Auditing                                                                             26,817
-------------------------------------------------------------------------------------------
Other                                                                                23,910
-------------------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                                      (86,908)
-------------------------------------------------------------------------------------------
Total expenses                                                                      289,055
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (4,608)
-------------------------------------------------------------------------------------------
Net expenses                                                                        284,447
-------------------------------------------------------------------------------------------
Net investment loss                                                                (249,808)
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (1,755,141)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                       (5,545,533)
-------------------------------------------------------------------------------------------
Net loss on investments                                                          (7,300,674)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                            $(7,550,482)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                             Year ended June 30
                                                             ------------------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment loss                                                 $    (249,808)         $   (232,914)
-------------------------------------------------------------------------------------------------------
Net realized loss on investments                                       (1,755,141)             (340,978)
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                             (5,545,533)           (4,328,603)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                   (7,550,482)           (4,902,495)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
From net realized short-term gain on investments                               --            (1,675,915)
-------------------------------------------------------------------------------------------------------
From net realized long-term gain on investments                                --            (1,143,993)
-------------------------------------------------------------------------------------------------------
From return of capital                                                         --                (5,381)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)           23,278,264              (587,999)
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                15,727,782            (8,315,783)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                      21,608,612            29,924,395
-------------------------------------------------------------------------------------------------------
End of year                                                           $37,336,394           $21,608,612
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
                                                                                       For the period
Per-share                                                                              Dec. 31, 1997+
operating performance                               Year ended June 30                   to June 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $19.46       $26.90       $14.85       $10.52        $8.50
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment loss (a)(b)              (.19)        (.21)        (.24)        (.11)        (.04)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (4.31)       (4.37)       14.98         4.55         2.06
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (4.50)       (4.58)       14.74         4.44         2.02
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (2.85)       (2.69)        (.11)          --
-----------------------------------------------------------------------------------------------------
From return of capital                    --         (.01)          --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --        (2.86)       (2.69)        (.11)          --
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.96       $19.46       $26.90       $14.85       $10.52
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(c)                (23.12)      (16.31)      102.02        42.62        23.77*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $27,017      $21,609      $29,924       $9,192       $5,205
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(d)            1.38         1.30         1.30         1.30          .65*
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)(a)           (1.19)       (1.02)       (1.05)       (1.04)        (.37)*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                134.73       114.08       152.49       184.61        85.45*
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund reflect a reduction based on average net assets of 0.40%, 0.10%, 0.25%, 0.37% and 0.62% for the periods ended June 30, 2002, June 30, 2001, June 30, 2000, June 30,
    1999 and June 30, 1998, respectively (Note 2).

(b) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-------------------------------------------------
                                   For the period
Per-share                          Mar. 18, 2002+
operating performance                to June 30
-------------------------------------------------
                                        2002
-------------------------------------------------
Net asset value,
beginning of period                   $17.78
-------------------------------------------------
Investment operations:
-------------------------------------------------
Net investment loss (a)(b)              (.07)
-------------------------------------------------
Net realized and unrealized
loss on investments                    (2.78)
-------------------------------------------------
Total from
investment operations                  (2.85)
-------------------------------------------------
Net asset value,
end of period                         $14.93
-------------------------------------------------
Total return at
net asset value (%)(c)                (16.03)*
-------------------------------------------------

Ratios and supplemental data
-------------------------------------------------
Net assets, end of period
(in thousands)                        $8,794
-------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(d)             .66*
-------------------------------------------------
Ratio of net investment loss
to average net assets (%)(a)            (.58)*
-------------------------------------------------
Portfolio turnover (%)                134.73
-------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund reflect a reduction based on average net assets of 0.24%, for the period ended June 30, 2002
    (Note 2).

(b) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
-------------------------------------------------
                                   For the period
Per-share                          Mar. 18, 2002+
operating performance               to June 30
-------------------------------------------------
                                        2002
-------------------------------------------------
Net asset value,
beginning of period                   $17.78
-------------------------------------------------
Investment operations:
-------------------------------------------------
Net investment loss (a)(b)              (.07)
-------------------------------------------------
Net realized and unrealized
loss on investments                    (2.78)
-------------------------------------------------
Total from
investment operations                  (2.85)
-------------------------------------------------
Net asset value,
end of period                         $14.93
-------------------------------------------------
Total return at
net asset value (%)(c)                (16.03)*
-------------------------------------------------

Ratios and supplemental data
-------------------------------------------------
Net assets, end of period
(in thousands)                        $1,155
-------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(d)             .66*
-------------------------------------------------
Ratio of net investment loss
to average net assets (%)(a)            (.58)*
-------------------------------------------------
Portfolio turnover (%)                134.73
-------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund reflect a reduction based on average net assets of 0.24%, for the period ended June 30, 2002
    (Note 2).

(b) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------
                                  For the period
Per-share                         Mar. 18, 2002+
operating performance               to June 30
-------------------------------------------------
                                        2002
-------------------------------------------------
Net asset value,
beginning of period                   $17.78
-------------------------------------------------
Investment operations:
-------------------------------------------------
Net investment loss (a)(b)              (.06)
-------------------------------------------------
Net realized and unrealized
loss on investments                    (2.78)
-------------------------------------------------
Total from
investment operations                  (2.84)
-------------------------------------------------
Net asset value,
end of period                         $14.94
-------------------------------------------------
Total return at
net asset value (%)(c)                (15.97)*
-------------------------------------------------

Ratios and supplemental data
-------------------------------------------------
Net assets, end of period
(in thousands)                          $370
-------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(d)             .59*
-------------------------------------------------
Ratio of net investment loss
to average net assets (%)(a)            (.51)*
-------------------------------------------------
Portfolio turnover (%)                134.73
-------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund reflect a reduction based on average net assets of 0.24%, for the period ended June 30, 2002
    (Note 2).

(b) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
June 30, 2002

Note 1
Significant accounting policies

Putnam Small Cap Growth Fund (formerly Putnam Equity Fund 98), the ("fund") is a series of Putnam Funds Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in the equity securities of small, rapidly growing companies that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC believes have the potential for capital appreciation.

The fund offers class A, class B, class C and class M shares. The fund began offering class B, class C and class M shares on March 18, 2002. Class A, class B, class C and class M shares were open to public investment on April 15, 2002. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended June 30, 2002, the fund had no borrowings against the line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 2002 the fund had a capital loss carryover of approximately $1,951,000 available to the extent allowed by tax law to offset future net capital gain, if any, which will expire on June 30, 2010.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals, and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended June 30, 2002, the fund reclassified $249,808 to decrease accumulated net investment loss and $249,808 to decrease paid-in-capital. The calculation of net investment income per share in the financial highlights tables excludes these adjustments.

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of the fund's average net asset value, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion, and 0.73% of any excess thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through June 30, 2003, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, deferred extraordinary expense, credits from Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC and payments under the Trust's distribution plan) would exceed an annual rate of 1.30% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended June 30, 2001, the fund's expenses were reduced by $4,608 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $100 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC, and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended June 30, 2002, Putnam Retail Management, acting as underwriter received net commissions of $15,827 and $123 from the sale of class A and class M shares, respectively, and received $427 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended June 30, 2002, Putnam Retail Management, acting as underwriter received no monies on class A and class M redemptions.

Note 3
Purchases and sales of securities

During the year ended June 30, 2002 cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $49,957,037 and $27,076,482, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At June 30, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                  Year ended June 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,326,903        $ 22,475,747
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             1,326,903          22,475,747

Shares repurchased                            (631,539)        (10,723,728)
---------------------------------------------------------------------------
Net increase                                   695,364        $ 11,752,019
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    178,878         $ 3,299,417
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               154,707           2,820,313
---------------------------------------------------------------------------
                                               333,585           6,119,730

Shares repurchased                            (335,550)         (6,707,729)
---------------------------------------------------------------------------
Net decrease                                    (1,965)        $  (587,999)
---------------------------------------------------------------------------

                                             For the period March 18, 2002
                                           (commencement of operations) to
                                                             June 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    617,672         $10,264,283
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               617,672          10,264,283

Shares repurchased                             (28,712)           (468,049)
---------------------------------------------------------------------------
Net increase                                   588,960          $9,796,234
---------------------------------------------------------------------------

                                             For the period March 18, 2002
                                           (commencement of operations) to
                                                             June 30, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     83,015          $1,387,215
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                                83,015           1,387,215

Shares repurchased                              (5,641)            (93,045)
---------------------------------------------------------------------------
Net increase                                    77,374          $1,294,170
---------------------------------------------------------------------------

                                             For the period March 18, 2002
                                           (commencement of operations) to
                                                             June 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     39,779           $ 684,211
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                                39,779             684,211

Shares repurchased                             (15,030)           (248,370)
---------------------------------------------------------------------------
Net increase                                    24,749           $ 435,841
---------------------------------------------------------------------------

At June 30, 2002, Putnam Investments, LLC owned 451,038 class A shares of the fund (25.0% of class A shares outstanding), valued at $6,747,528.


FEDERAL TAX INFORMATION
(Unaudited)

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.



TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group
Trustee since 1997                 Killian Professor of          (a UK-based holding company
                                   Economics and                 with interests in electric power,
                                   Management and                natural gas distribution, and
                                   Director of the Center        telecommunications networks), and
                                   for Energy and                the Whitehead Institute for
                                   Environmental Policy          Biomedical Research (a non-profit
                                   Research, Massachusetts       research institution). President of the
                                   Institute of Technology       Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 Norske Canada, Inc. (paper
                                                                 manufacturer) and Mail-Well
                                                                 (printing and envelope company).
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer             Companies, Inc. and the United Way
Trustee since 1992                 of Putnam                     of Massachusetts Bay. Member of the
Vice President since 1981          Investments, LLC,             Board of Governors of the Investment
                                   and Putnam Investment         Company Institute, Trustee of the
                                   Management, LLC               Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith (4/13/34),*           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------

1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of June 30, 2002, there were 113 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

*Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company
 Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser,
 and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies,
 Inc., the parent company of Putnam Management and Putnam Retail Management. George Putnam, III, is
 the President of your Fund and each of the other Putnam Funds. Lawrence J. Lasser has been the
 President, Chief Executive Officer, and a Director of Putnam Investments, LLC, and Putnam Management
 since 1985, having begun his career there in 1969. Mr. Lasser currently also serves as a Director of
 Marsh & McLennan Companies, Inc., the parent company of Putnam Management.  A.J.C. Smith is a Director of Marsh & McLennan Companies, Inc.




OFFICERS


Name, Address, 1 Date of Birth,    Inception of Service
Position(s) Held with Fund         with the Putnam Funds         Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38),       Since 1989                    Managing Director, Putnam Investments,
Executive Vice President,                                        LLC and Putnam Management
Treasurer & Principal
Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam
(12/1/46),                                                       Investments, LLC and Putnam Management
Senior Vice President

Michael T. Healy (1/24/58),        Since 2000                    Managing Director, Putnam
Assistant Treasurer and                                          Investments, LLC
Principal Accounting
Officer

Gordon H. Silver (7/3/47),         Since 1990                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments,
(2/27/63), Vice President                                        LLC and Putnam Management

Ian C. Ferguson (7/3/57),          Since 1997                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Richard G. Leibovitch              Since 1999                    Managing Director of Putnam Investments,
(10/31/63), Vice President                                       LLC and Putnam Management. Prior to
                                                                 February 1999, Managing Director at
                                                                 J.P. Morgan.

Richard A. Monaghan                Since 1998                    Managing Director, Putnam Investments,
(8/25/54),                                                       LLC, Putnam Management and Putnam
Vice President                                                   Retail Management

John R. Verani                     Since 1988                    Senior Vice President, Putnam
(6/11/39),                                                       Investments, LLC and Putnam Management
Vice President

Stephen M. Oristaglio              Since 2000                    Senior Managing Director of Putnam
(8/21/55),                                                       Management (since July 1998). Prior to
Vice President                                                   July 1998, Mr. Oristaglio was a Managing
                                                                 Director at Swiss Bank Corp.

Daniel L. Miller                   Since 2000                    Managing Director of Putnam Management
(8/17/57),
Vice President

Eric M. Wetlaufer                  Since 2001                    Managing Director of Putnam Management
(4/13/62),                                                       (since November 1997). Prior to
Vice President                                                   November 1997, Mr. Wetlaufer was a
                                                                 Managing Director and Portfolio Manager
                                                                 at Cadence Capital Management.
---------------------------------------------------------------------------------------------------------------

1 The address of each Officer is One Post Office Square, Boston, MA 02109.



THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Balanced Fund *
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Century Growth Fund *
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Technology Fund *
Vista Fund
Voyager Fund
Voyager Fund II

BLEND FUNDS

Asia Pacific Growth Fund *
Capital Appreciation Fund
Capital Opportunities Fund
Emerging Markets Fund *
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
International Growth Fund
International Voyager Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Balanced Retirement Fund *
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund *
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund +


INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund +
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund [SECTION MARK]
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund [SECTION MARK]
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* In anticipation of mergers expected later this year, these funds are closed to new investors.

+ Closed to new investors.

[SECTION MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen M. Oristaglio
Vice President

Daniel Miller
Vice President

Eric Wetlaufer
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Small Cap Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN076-79329  2HF   8/02